SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 9, 2004

PLAYBOY ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-14790	36-4249478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

680 NORTH LAKE SHORE DRIVE, CHICAGO, ILLINOIS 60611
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 751-8000

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Item 12.   Results of Operations and Financial Condition.

Attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Form 8-K”) of Playboy Enterprises, Inc. (the “Company”) is additional financial information relating to the Company’s operating performance for fiscal 2003, 2002 and 2001 that the Company expects to disclose to investors, shareholders and analysts.

The additional financial information includes a presentation of Operating Income Before Depreciation and Amortization (“OIBDA”), which is a measure of the Company’s operating performance that has not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).  The Company defines OIBDA as operating income (loss) adjusted to exclude the following line items as presented in its Consolidated Statements of Cash Flows: Depreciation of property and equipment and Amortization of intangible assets.  As required by the Securities and Exchange Commission, attached as Exhibit 99.2 to this Form 8-K is a reconciliation of OIBDA to operating income (loss) and net loss, the most directly comparable amounts reported under GAAP.

The Company calculates OIBDA because it considers the measure an important indicator of the Company’s operational strength and the performance of the Company’s businesses.  OIBDA is one of the measures the Company will use to evaluate its operating performance, to value prospective acquisitions and for planning and forecasting.  In addition, the Company may use OIBDA as a component for future compensation purposes.  The Company intends to disclose OIBDA in its investor supplements.  Disclosure of OIBDA, together with other financial measures that the Company discloses, will allow investors to evaluate the Company’s performance in a manner similar to the method used by management and help improve their ability to understand the Company’s operating performance.  In addition, the Company believes this measure is among the measures used externally by the Company’s investors, analysts and peers in its industry for purposes of valuation and comparing the operating performance of the Company to other companies in its industry.

Investors should recognize OIBDA may not be comparable to similarly titled measures of other companies.  In addition, OIBDA does not necessarily represent funds available for discretionary use, and is not necessarily a measure of the Company’s ability to fund its cash needs.  OIBDA should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with GAAP.

The information in this Form 8-K, including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2004	PLAYBOY ENTERPRISES, INC.

	By:	/s/ Linda G. Havard
Linda G. Havard
Executive Vice President,
Finance and Operations, and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Additional financial information.

99.2	Reconciliation of OIBDA to GAAP financial measures.